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                                                          EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 1994, incorporated by reference in Angelica Corporation's Form 10-K for the year ended January 29, 1994, and to all references to our Firm included in this registration statement.

                                                    /s/ Arthur Andersen & Co.
                                                    Arthur Andersen & Co.


St. Louis, Missouri
June 3, 1994